Exhibit 99.1

GigInternational1 Announces Expiration of Exclusivity

of Term Sheet for a Business Combination with Convalt Energy, Inc. and

Liquidation and Redemption of Public Shares

Palo Alto, Calif. – November 21, 2022 – GigInternational1, Inc. (Nasdaq: GIW), a publicly traded special purpose acquisition company, announced today that the exclusivity provision of its previously announced non-binding term sheet with Convalt Energy, Inc. has expired and that it is ceasing the business combination efforts.

Because GigInternational1 doesn’t believe that it will be able to consummate a business combination within the remaining time available to it under its amended and restated certificate of incorporation, as amended, and without any further extension, GigInternational1 will now commence the process of dissolving and liquidating its assets. Additionally, GigInternational1’s sponsor has indicated that it does not intend to deposit the current and future necessary monthly funds to the trust account to extend month-by-month the time to consummate a business combination pursuant to the previously obtained extension of time to consummate such a business combination. In accordance with GigInternational1’s amended and restated certificate of incorporation, as amended, the company will redeem all of the outstanding shares of its common stock that were included in the units issued to the public in its initial public offering. GigInternational1’s warrants will expire worthless.

For more information, please refer to the current report on Form 8-K filed by GigInternational1, Inc. with the Securities and Exchange Commission on November 21, 2022.

About GigCapital Global and GigInternational1, Inc.

GigCapital Global (“GigCapital”) is a Private-to-Public Equity (PPE) technology, media, and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investor™ methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. The GigCapital Private-to-Public Equity (PPE) companies (also known as blank check companies or Special Purpose Acquisition Companies (SPACs)) offer financial, operational and executive mentoring to U.S. and overseas private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of GigCapital with these companies continues through an organic and roll-up strategy growth post the transition to a public company.

GigCapital was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. GigInternational1, Inc. is the 6th Private-to-Public Equity (PPE) company launched by GigCapital, where the previous four Private-to-Public Equity (PPE) executed successful combinations since 2019, and the fifth PPE has recently announced execution of a non-binding term sheet with QT Imaging. For more information, visit www.gigcapitalglobal.com or https://www.GigInternational1.com/

GigInternational1, Inc. (Nasdaq: GIW, GIW.U, and GIW.WS), is one of GigCapital’s Private-to-Public Equity (PPE) companies.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements, include, but are not limited to, statements regarding the dissolution of GigInternational1 and liquidation of its assets, and the redemption of shares of common stock. Such forward-looking statements are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its subsequent reports filed with the Commission, from time to time. Copies of such filings are available on the Commission’s website, www.sec.gov. GigInternational1 and its sponsor undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

For GigInternational1, Inc.

Brian Ruby

brian.ruby@icrinc.com